UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23984

Callodine Specialty Income Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and Address of Agent for Service)

Copies to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-2700

Registrant's telephone number, including area code: (414) 299-2217

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Callodine Specialty Income Fund

Annual Report

For the period from August 18, 2025 (Commencement of Operations)
through December 31, 2025

CALLODINE SPECIALTY INCOME FUND Shareholder Letter December 31, 2025 (Unaudited)

Dear Shareholders:

Given this is our first Annual Report for the Callodine Specialty Income Fund (“CALIX” or “the Fund”), we would like to start our commentary with a sincere note of gratitude for your support. The launch of this Fund has been nearly two years in the making, and we are proud to offer what we believe to be an innovative and differentiated investment solution that provides broad exposure to income-producing assets across both private and public markets.

As many of our shareholders are aware, CALIX offers a turn-key solution for investors to access a range of yield-oriented investment strategies that are all housed within the Callodine Group platform. By combining the expertise of our specialized investment teams, Callodine Capital Management, LP, as the investment adviser of the Fund, is able to create an investment portfolio that is aimed to generate attractive risk-adjusted returns with an exposure that is diversified by sectors, and types of securities and collaterals. By taking a multi-strategy approach, our goal is to deliver uncorrelated returns to shareholders, with a significant component of our total return profile being delivered in the form of distributable income.

While the Fund’s investment portfolio is still in “ramp” phase, we remain confident in our ability to deliver long-term returns and meet the Fund’s target distribution rate of at least 8% across both market and interest rate cycles, but this amount may vary and is not guaranteed.

We sincerely thank you for your support and look forward to serving our investors for years to come.

Warm Regards,

James Morrow and Gene Martin

Co-Portfolio Managers

Callodine Specialty Income Fund

Important Information

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained from the Fund at 1-833-701-2855 or by visiting www.callodinefunds.com. An investor should read the prospectus carefully before investing.

An investment in the Fund involves a high degree of risk, is considered speculative and illiquid, and is not suitable for all investors. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. Investors could lose some or all of their investment. No public market for the Fund’s shares exists, and none is expected to develop in the future. Investors should generally not expect to be able to sell their shares (other than through the limited repurchase process), regardless of how the Fund performs. Investors should consider the Fund as a supplement to an overall Investment program and should invest only if they are willing to undertake the risks involved, including risks that are inherent in securities investments generally as well as those risks that are specific to an investment in the Fund.

Distribution rate is not guaranteed and may be modified by the Board from time to time. The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

The Fund is distributed by Distribution Services, LLC which is not affiliated with Callodine Capital Management, LP or any of its affiliates.

CALLODINE SPECIALTY INCOME FUND Fund Performance December 31, 2025 (Unaudited)

Performance of a $10,000 Investment

The Morningstar LSTA US Leveraged Loan Index (the “Index”) is a market-value weighted index designed to measure the performance of the US leveraged loan market. Index return does not reflect the effects of fees, transaction costs or expenses, which would lower performance. It is not possible to invest directly in an index.

This graph compares a hypothetical $10,000 investment in the Fund’s shares, made at its commencement of operations, August 18, 2025, with a similar investment in the Index. Results include the reinvestment of all dividends and capital gains.

Total Returns as of December 31, 2025	Since Commencement of Operations (8/18/2025)
Callodine Specialty Income Fund – Class I (CALIX)	1.69%
Morningstar LSTA US Leveraged Loan Index*	2.03%

____________

*       Index return is from inception date of the Fund only and is not the inception date of the Index itself.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1-833-701-2855.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For the Fund’s current expense ratio, please refer to the Financial Highlights Section of this report.

CALLODINE SPECIALTY INCOME FUND Schedule of Investments As of December 31, 2025
Description	Country	Index and Spread	Interest Rate	Maturity Date	Shares/ Contracts/ Principal	Value
Bank Loans – 37.15%
Commercial Services – 7.46%
Magnit Corporation Term Loan(1)(2)(3)	United States	3 – Month SOFR + 5.75%	9.42%	06/01/2029	$5,000,000	$4,947,080

Engineering/Construction – 6.41%
Berry GP Term Loan(1)(2)(3)	United States	3 – Month SOFR + 7.50%	11.16%	05/08/2028	4,285,714	4,253,139

Retail – 9.60%
Blazing Star Parent Term Loan(1)(2)(3)	United States	3 – Month SOFR + 7.00%	10.82%	08/28/2030	1,987,500	1,930,261
Vara Salon Suites Term Loan(1)(2)(4)	United States		14.00%	09/30/2030	3,010,222	1,971,682
Northern Tool & Equipment Term Loan(1)(2)(3)	United States	3 – Month SOFR + 7.00%	10.66%	01/26/2029	2,500,000	2,464,672
						6,366,615
Software – 6.82%
DarioHealth Term Loan(1)(2)(3)(8)	United States	3 – Month SOFR + 7.75%	11.75%	04/30/2030	4,642,857	4,521,949

Transportation – 6.86%
Columbia Helicopters Term Loan(1)(2)(3)(4)	United States	3 – Month SOFR + 6.75%	10.41%	05/09/2029	5,091,637	4,551,369

Total Bank Loans (Cost $24,640,152)						24,640,152

Common Stocks – 8.69%
Agriculture – 1.74%
Altria Group, Inc.	United States				20,000	1,153,200

Diversified Financial Services – 1.35%
Blue Owl Capital, Inc.	United States				60,000	896,400

Electric – 0.88%
Algonquin Power & Utilities Corp.	Canada				95,000	584,250

Gas – 1.70%
UGI Corp.	United States				30,000	1,122,900

Real Estate Investment Trusts – 3.02%
Millrose Properties, Inc.	United States				67,081	2,003,709

Total Common Stocks (Cost $5,830,813)						5,760,459

See accompanying Notes to the Financial Statements.

CALLODINE SPECIALTY INCOME FUND Schedule of Investments (Continued) As of December 31, 2025
Description	Country	Index and Spread	Interest Rate	Maturity Date	Shares/ Contracts/ Principal	Value
Corporate Bonds – 22.56%
Advertising – 0.44%
Stagwell Global LLC(5)	United States		5.63%	08/15/2029	300,000	292,583

Airlines – 0.42%
American Airlines, Inc.(5)	United States		5.75%	04/20/2029	275,000	280,025

Apparel – 0.39%
William Carter Co.(5)	United States		7.38%	02/15/2031	250,000	258,480

Auto Parts & Equipment – 0.58%
American Axle & Manufacturing, Inc.(5)	United States		6.38%	10/15/2032	380,000	386,937

Banks – 0.63%
Bancorp, Inc.	United States		7.38%	09/01/2030	150,000	155,959
Popular, Inc.	Puerto Rico		7.25%	03/13/2028	250,000	263,446
						419,405
Chemicals – 0.62%
Cerdia Finanz GmbH(5)	Germany		9.38%	10/03/2031	400,000	413,500

Commercial Services – 0.26%
CoreCivic, Inc.	United States		4.75%	10/15/2027	175,000	173,982

Diversified Financial Services – 3.06%
Avation Group S Pte Ltd.(5)	Singapore		8.50%	05/15/2031	450,000	443,187
BGC Group, Inc.	United States		6.60%	06/10/2029	150,000	156,529
Burford Capital Global Finance LLC(5)	United States		7.50%	07/15/2033	400,000	384,528
Jefferson Capital Holdings LLC(5)	United States		8.25%	05/15/2030	150,000	157,696
PRA Group, Inc.(5)	United States		8.88%	01/31/2030	450,000	465,540
SLM Corp.	United States		6.50%	01/31/2030	150,000	155,238
Stonex Escrow Issuer LLC(5)	United States		6.88%	07/15/2032	150,000	155,466
UWM Holdings LLC(5)	United States		6.63%	02/01/2030	110,000	111,388
						2,029,572
Electric – 0.45%
Atlantica Sustainable Infrastructure Ltd.(5)	United Kingdom		4.13%	06/15/2028	306,000	296,755

Electronics – 0.29%
Atkore, Inc.(5)	United States		4.25%	06/01/2031	200,000	191,983

Energy-Alternate Sources – 0.53%
TerraForm Power Operating LLC(5)	United States		4.75%	01/15/2030	365,000	354,748

See accompanying Notes to the Financial Statements.

CALLODINE SPECIALTY INCOME FUND Schedule of Investments (Continued) As of December 31, 2025
Description	Country	Index and Spread	Interest Rate	Maturity Date	Shares/ Contracts/ Principal	Value
Engineering & Construction – 0.38%
Brundage-Bone Concrete Pumping Holdings, Inc.(5)	United States		7.50%	02/01/2032	250,000	255,199

Food – 0.56%
C&S Group Enterprises LLC(5)	United States		5.00%	12/15/2028	400,000	370,158

Forest Products & Paper – 0.26%
Magnera Corp.(5)	United States		7.25%	11/15/2031	175,000	171,791

Healthcare Services – 1.42%
Prime Healthcare Services, Inc.(5)	United States		9.38%	09/01/2029	375,000	393,751
Radiology Partners, Inc.(5)	United States		8.50%	07/15/2032	375,000	389,088
Star Parent, Inc.(5)	United States		9.00%	10/01/2030	150,000	160,095
						942,934
Home Builders – 0.72%
Adams Homes, Inc.(5)	United States		9.25%	10/15/2028	150,000	156,903
LGI Homes, Inc.(5)	United States		4.00%	07/15/2029	350,000	318,949
						475,852
Insurance – 1.36%
APH/APH2/APH3 Somerset Investor 2 LLC(5)	United States		7.88%	11/01/2029	450,000	454,993
F&G Annuities & Life, Inc.	United States		6.50%	06/04/2029	175,000	182,403
SiriusPoint Ltd.	Bermuda		7.00%	04/05/2029	250,000	264,741
						902,137
Internet – 0.72%
Ziff Davis, Inc.(5)	United States		4.63%	10/15/2030	500,000	474,880

Investment Companies – 0.43%
Drawbridge Special Opportunities Fund, L.P.(5)	United States		5.95%	09/17/2030	250,000	238,742
Icahn Enterprises, L.P.	United States		9.00%	06/15/2030	50,000	47,794
						286,536
Media – 0.76%
CCO Holdings LLC(5)	United States		4.25%	02/01/2031	200,000	183,821
Sirius XM Radio LLC(5)	United States		3.88%	09/01/2031	350,000	322,184
						506,005
Mining – 0.39%
Nickel Industries Ltd.(5)	Australia		9.00%	09/30/2030	250,000	259,461

Oil & Gas Services – 0.67%
SESI LLC(5)	United States		7.88%	09/30/2030	450,000	442,998

Packaging & Containers – 0.36%
OI European Group BV(5)	Netherlands		4.75%	02/15/2030	250,000	241,923

See accompanying Notes to the Financial Statements.

CALLODINE SPECIALTY INCOME FUND Schedule of Investments (Continued) As of December 31, 2025
Description	Country	Index and Spread	Interest Rate	Maturity Date	Shares/ Contracts/ Principal	Value
Pharmaceuticals – 1.19%
AdaptHealth LLC(5)	United States		4.63%	08/01/2029	350,000	339,306
Harrow, Inc.(5)	United States		8.63%	09/15/2030	100,000	105,104
Organon & Co.(5)	United States		5.13%	04/30/2031	300,000	248,459
Owens & Minor, Inc.(5)	United States		6.63%	04/01/2030	150,000	95,044
						787,913
Pipelines – 2.86%
CNX Midstream Partners, L.P.(5)	United States		4.75%	04/15/2030	250,000	242,487
NGL Energy Operating LLC(5)	United States		8.38%	02/15/2032	450,000	466,019
NuStar Logistics, L.P.	United States		5.63%	04/28/2027	250,000	252,909
Summit Midstream Holdings LLC(5)	United States		8.63%	10/31/2029	450,000	466,596
Venture Global LNG, Inc.(5)	United States		9.50%	02/01/2029	450,000	466,444
						1,894,455
Real Estate – 0.32%
Five Point Operating Co., L.P.(5)	United States		8.00%	10/01/2030	200,000	208,969

Real Estate Investment Trusts – 1.06%
Arbor Realty SR, Inc.(5)	United States		7.88%	07/15/2030	375,000	356,693
Ladder Capital Finance Holdings, LLLP(5)	United States		4.25%	02/01/2027	350,000	347,671
						704,364
Telecommunications – 0.74%
Vmed O2 UK Financing I PLC(5)	United Kingdom		6.75%	01/15/2033	250,000	247,918
Viasat, Inc.(5)	United States		6.50%	07/15/2028	250,000	243,062
						490,980
Transportation – 0.69%
International Seaways, Inc.	Marshall Islands		7.13%	09/23/2030	250,000	248,740
Navios South American Logistics, Inc.(5)	Marshall Islands		8.88%	07/14/2030	200,000	206,288
						455,028
Total Corporate Bonds (Cost $14,978,772)						14,969,553

Exchange Traded Funds – 8.17%
Janus Henderson AAA CLO ETF	United States				50,000	2,529,000
State Street Blackstone Senior Loan ETF	United States				70,000	2,888,900
Total Exchange Traded Funds (Cost $5,418,719)						5,417,900

Partnership Shares – 2.49%
Pipelines – 2.49%
Energy Transfer, L.P.	United States				100,000	1,649,000
Total Partnership Shares (Cost $1,680,137)						1,649,000

See accompanying Notes to the Financial Statements.

CALLODINE SPECIALTY INCOME FUND Schedule of Investments (Continued) As of December 31, 2025
Description	Country	Index and Spread	Interest Rate		Maturity Date	Shares/ Contracts/ Principal	Value
Preferred Stocks – 1.43%
Real Estate Investment Trusts – 1.43%
Public Storage	United States					59,500	949,620
Total Preferred Stocks (Cost $1,012,904)							949,620

Real Estate Investment Trusts – 10.20%
Agree Realty Corp.	United States					10,000	720,300
Extra Space Storage, Inc.	United States					10,000	1,302,200
Four Corners Property Trust, Inc.	United States					50,175	1,157,036
Realty Income Corp.	United States					25,000	1,409,250
Starwood Property Trust, Inc.	United States					39,360	708,874
UDR, Inc.	United States					40,000	1,467,200
Total Real Estate Investment Trusts (Cost $7,039,456)							6,764,860

Warrants – 0.18%
Software – 0.18%
DarioHealth, Exercise Price: $15.3495(1)(2)(6)	United States				04/30/2032	15,101	116,925
Total Warrants (Cost $95,809)							116,925

Short-Term Investments – 9.27%
Money Market Funds – 9.27%
Fidelity US Government Fund, Class I	United States		3.67	%(7)		6,150,484	6,150,484
Total Short-Term Investments (Cost $6,150,484)							6,150,484

Total Investments (Cost $66,847,246) – 100.14%							$66,418,953
Liabilities in excess of other assets – (0.14%)							(93,561)
Total Net Assets – 100.00%							$66,325,392

____________

(1)    Fair valued using significant unobservable inputs.

(2)    Restricted investment as to resale. See Note 8.

(3)    Floating rate security.

(4)    Position or portion thereof is an unfunded commitment, which may be subject to an unused commitment fee.

(5)    Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities are restricted and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2025, the total value of these securities were $13,067,812, representing 19.70% of net assets.

(6)    Non-income producing.

(7)    The rate is the annualized seven-day yield as of December 31, 2025.

(8)    In connection with this investment there is a warrant exercisable on or before April 30, 2032 for 23,268 shares at a strike price of $15.3495.

SOFR — Secured Overnight Financing Rate

PLC — Public Limited Company

See accompanying Notes to the Financial Statements.

CALLODINE SPECIALTY INCOME FUND Schedule of Investments (Continued) As of December 31, 2025

Additional information on each restricted security held by the Fund on December 31, 2025 is as follows:

Investment	Acquisition Date	Cost	Fair Value	% of Net Assets
Berry GP Term Loan	8/18/2025	$4,253,139	$4,253,139	6.41%
Blazing Star Parent Term Loan	8/28/2025	1,930,261	1,930,261	2.91%
Columbia Helicopters Term Loan	8/18/2025	4,551,369	4,551,369	6.86%
DarioHealth Term Loan	8/18/2025	4,521,949	4,521,949	6.82%
DarioHealth Warrants	8/18/2025	95,809	116,925	0.18%
Magnit Corporation Term Loan	8/18/2025	4,947,080	4,947,080	7.46%
Northern Tool & Equipment Term Loan	10/8/2025	2,464,672	2,464,672	3.72%
Vara Salon Suites Term Loan	9/30/2025	1,971,682	1,971,682	2.97%
		$24,735,961	$24,757,077

See accompanying Notes to the Financial Statements.

CALLODINE SPECIALTY INCOME FUND Summary of Investments As of December 31, 2025 (Unaudited)
Summary by Industry Group	Value	% of Net Assets
Bank Loans
Commercial Services	$4,947,080	7.46%
Engineering/Construction	4,253,139	6.41%
Retail	6,366,615	9.60%
Software	4,521,949	6.82%
Transportation	4,551,369	6.86%
Total Bank Loans	24,640,152	37.15%
Common Stocks
Agriculture	1,153,200	1.74%
Diversified Financial Services	896,400	1.35%
Electric	584,250	0.88%
Gas	1,122,900	1.70%
Real Estate Investment Trusts	2,003,709	3.02%
Total Common Stocks	5,760,459	8.69%
Corporate Bonds
Advertising	292,583	0.44%
Airlines	280,025	0.42%
Apparel	258,480	0.39%
Auto Parts & Equipment	386,937	0.58%
Banks	419,405	0.63%
Chemicals	413,500	0.62%
Commercial Services	173,982	0.26%
Diversified Financial Services	2,029,572	3.06%
Electric	296,755	0.45%
Electronics	191,983	0.29%
Energy-Alternate Sources	354,748	0.53%
Engineering & Construction	255,199	0.38%
Food	370,158	0.56%
Forest Products & Paper	171,791	0.26%
Healthcare Services	942,934	1.42%
Home Builders	475,852	0.72%
Insurance	902,137	1.36%
Internet	474,880	0.72%
Investment Companies	286,536	0.43%
Media	506,005	0.76%
Mining	259,461	0.39%
Oil & Gas Services	442,998	0.67%
Packaging & Containers	241,923	0.36%
Pharmaceuticals	787,913	1.19%
Pipelines	1,894,455	2.86%
Real Estate	208,969	0.32%

See accompanying Notes to the Financial Statements.

CALLODINE SPECIALTY INCOME FUND Summary of Investments (Continued) As of December 31, 2025 (Unaudited)
Summary by Industry Group	Value	% of Net Assets
Real Estate Investment Trusts	704,364	1.06%
Telecommunications	490,980	0.74%
Transportation	455,028	0.69%
Total Corporate Bonds	14,969,553	22.56%
Total Exchange Traded Funds	5,417,900	8.17%
Partnership Shares
Pipelines	1,649,000	2.49%
Total Partnership Shares	1,649,000	2.49%
Preferred Stocks
Real Estate Investment Trusts	949,620	1.43%
Total Preferred Stocks	949,620	1.43%
Total Real Estate Investment Trusts	6,764,860	10.20%
Warrants
Software	116,925	0.18%
Total Warrants	116,925	0.18%
Short-Term Investments
Money Market Funds	6,150,484	9.27%
Total Short-Term Investments	6,150,484	9.27%
Total Investments	66,418,953	100.14%
Liabilities In Excess Of Other Assets	(93,561)	(0.14%)
Net Assets	$66,325,392	100.00%

See accompanying Notes to the Financial Statements.

CALLODINE SPECIALTY INCOME FUND Statement of Assets and Liabilities As of December 31, 2025
Assets:
Investments, at fair value (cost $66,847,246)	$66,418,953
Receivables:
Dividends and interest	729,825
Fund shares sold	344,632
Deferred offering costs (see Note 2)	278,367
Other assets	5,210
Total assets	$67,776,987

Liabilities:
Payables:
Payable for investment purchases	750,185
Audit and tax fees	195,147
Due to Investment Adviser (see Note 4)	166,793
Incentive fees (see Note 4)	154,336
Legal and other professional fees	104,084
Fund accounting and administration fees	23,031
Trustees’ fees	12,068
Transfer agent fees	8,501
Custody fees	3,242
Accrued other expenses	34,208
Total Liabilities	1,451,595
Commitments and contingencies (see Note 11)

Net Assets	$66,325,392

Components of Net Assets:
Paid-in capital (unlimited number of shares authorized, no par value)	$66,738,909
Total distributable earnings (accumulated deficit)	(413,517)
Net Assets	$66,325,392

Net Assets
Class I	$66,325,392
Shares Outstanding
Class I	6,649,436
Net Asset Value per Share
Class I	$9.97

See accompanying Notes to the Financial Statements.

CALLODINE SPECIALTY INCOME FUND Statement of Operations For the period August 18, 2025 (Commencement of Operations) through December 31, 2025
Investment Income:
Dividends (net of foreign withholding taxes of $293)	$171,442
Interest	1,454,543
Total Investment Income	1,625,985

Expenses:
Legal and other professional fees	254,000
Investment advisory fees (see Note 4)	253,748
Incentive fees (see Note 4)	208,085
Audit and tax fees	195,147
Offering costs (see Note 2)	157,651
Fund accounting and administration fees	49,593
Transfer agent fees	30,839
Trustees’ fees	24,068
Custody fees	7,300
Other fees	28,440
Total Expenses	1,208,871
Expenses reimbursed by Investment Adviser (see Note 4)	(606,065)
Investment advisory fees waived (see Note 4)	(253,748)
Net Expenses	349,058
Net Investment Income (loss)	1,276,927

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	37,301
Net change in unrealized appreciation (depreciation) on investments	(428,293)
Net Realized and Unrealized Gain (Loss)	(390,992)
Net Increase (Decrease) in Net Assets from Operations	$885,935

See accompanying Notes to the Financial Statements.

CALLODINE SPECIALTY INCOME FUND Statement of Changes in Net Assets
Period from August 18, 2025 (Commencement of Operations) through December 31, 2025
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$1,276,927
Net realized gain (loss) on investments	37,301
Net change in unrealized appreciation (depreciation) on investments	(428,293)
Net increase (decrease) in net assets from operations	885,935

Distributions to Shareholders:
Class I Shares	(1,299,452)
Total distributions to shareholders	(1,299,452)

Capital transactions:
Net proceeds from shares sold
Class I Shares	65,985,327
Reinvestment of distributions
Class I Shares	653,582
Net Increase (Decrease) in Net Assets from Capital Transactions	66,638,909
Total Increase (Decrease) in Net Assets	66,225,392

Net Assets:
Beginning of period*	100,000
End of period	$66,325,392

Capital Share Transactions:
Shares sold
Class I Shares	6,574,012
Shares reinvested
Class I Shares	65,424
Net Increase (Decrease) from Capital Share Transactions	6,639,436

____________

*       Callodine Capital Management, LP (the "Investment Adviser") purchased 10,000 Class I shares for $10.00 per share on December 9, 2024.

See accompanying Notes to the Financial Statements.

CALLODINE SPECIALTY INCOME FUND Statement of Cash Flows For the period August 18, 2025 (Commencement of Operations) through December 31, 2025
Cash Flows Provided by (Used in) Operating Activities:
Net increase (decrease) in net assets from operations	$885,935
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(62,661,320)
Sales of investments	1,994,028
Return of capital dividends received	40,136
Change in short-term Investments, net	(6,150,484)
Net amortization of investments	(32,305)
Net realized (gain) loss on:
Investments	(37,301)
Net change in unrealized (appreciation) depreciation on:
Investments	428,293
Amortization of offering costs	(278,367)
(Increase)/Decrease in assets:
Dividends and interest	(729,825)
Other assets	(5,210)
Increase/(Decrease) in liabilities:
Payable for investment purchases	750,185
Audit and tax fees	195,147
Due to Adviser	166,793
Incentive fees	154,336
Legal and other professional fees	104,084
Fund accounting and administration fees	23,031
Trustees’ fees	12,068
Transfer agent fees	8,501
Custody fees	3,242
Accrued other expenses	34,208
Net Cash Provided by (Used in) Operating Activities	(65,094,825)

Cash Flows from Financing Activities:
Proceeds from shares sold	65,640,695
Cash distributions paid, net of reinvestments	(645,870)
Net Cash Provided by (Used in) Financing Activities	64,994,825
Net Change in Cash	(100,000)
Cash at Beginning of Period*	100,000
Cash, End of Period	$—

Supplemental disclosure of non-cash activity:
Reinvestments of distributions	$653,582

____________

*       The Investment Adviser purchased 10,000 Class I shares for $10.00 per share on December 9, 2024.

See accompanying Notes to the Financial Statements.

CALLODINE SPECIALTY INCOME FUND Financial Highlights — Class I

Per share operating performance.

For a capital share outstanding throughout the period.

For the Period August 18, 2025 (Commencement of Operations) Through December 31, 2025
Net Asset Value, Beginning of Period	$10.00 [1]
Income from Investment Operations:
Net investment income (loss)[2]	0.26
Net realized and unrealized gain (loss)[2]	(0.09)
Total from investment operations	0.17

Less Distributions:
From net investment income	(0.20)
From net realized gain (loss)	(0.00)
Total distributions	(0.20)
Net asset value, end of period	$9.97

Total return[3]	1.69%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$66,325

Ratio of expenses to average net assets before expense waivers	5.74%[5]
Ratio of expenses to average net assets after expense waivers	1.16%[5]
Ratio of net investment income to average net assets before expense waivers	2.91%[5]
Ratio of net investment income to average net assets after expense waivers	7.49%[5]
Portfolio turnover rate	5%[4]

____________

1       The Investment Adviser made the initial share purchase of $100,000 on December 9, 2024. The total initial share purchase of $100,000 included 10,000 Class I shares which were purchased at $10.00 per share.

2       Based on average shares outstanding during the period.

3       Based on the net asset value as of period end. The total return assumes an investment at net asset value at the beginning of the period and reinvestment of all distributions during the period, if any.

4       Not annualized.

5       Annualized for periods less than a year with the exception of non-recurring organizational costs and incentive fees.

See accompanying Notes to the Financial Statements.

CALLODINE SPECIALTY INCOME FUND Notes to the Financial Statements December 31, 2025

1. Organization

The Callodine Specialty Income Fund (the “Fund”) is a closed-end management investment company structured as an “interval fund” and registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and organized as a Delaware statutory trust on July 12, 2024. Callodine Capital Management, LP serves as the investment adviser (the “Investment Adviser”) of the Fund. Callodine Credit Management, LLC, Manning & Napier Advisors, LLC, Rand Capital Management, LLC, and Thorofare, LLC (individually the “Sub-Adviser” and together the “Sub-Advisers”) serve as Sub-Advisers to the Fund. Each Sub-Adviser is an affiliate of the Investment Adviser. The Investment Adviser provides day-to-day investment management services to the Fund. The Fund is non-diversified, which means that under the Investment Company Act, it is not limited in the percentage of its assets that it may invest in any single issuer of securities. The Fund commenced investment operations on August 18, 2025. The period covered by these Notes to Financial Statements is the period from the Fund’s commencement of operations on August 18, 2025 through December 31, 2025 (the “Reporting Period”).

The Fund offers three separate classes of shares of beneficial interest (“Shares”) designated as Class I Shares (“Class I Shares”), Class A Shares (“Class A Shares”), and Class C Shares (“Class C Shares”). Class I Shares, Class A Shares and Class C Shares are subject to different fees and expenses. The Fund may offer additional classes of shares in the future. The Fund has received an exemptive order from the Securities and Exchange Commission (the “SEC”) with respect to the Fund’s multi-class structure.

The Fund’s primary investment objective is to seek to provide high current income by investing directly or indirectly in a range of corporate, real estate and alternative credit opportunities. The Fund’s secondary investment objective is to seek to provide capital preservation. Under normal market conditions, the Fund will seek to achieve its investment objectives by sourcing yield through a combination of interest, royalties, rent, dividends and fees through investments in a variety of income-producing asset classes. Specifically, the Fund will target investments in asset-based lending, real estate lending, healthcare finance, direct lending, high yield debt and income-oriented equity securities.

2. Significant Accounting Policies

Basis of Preparation

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

CALLODINE SPECIALTY INCOME FUND Notes to the Financial Statements (Continued) December 31, 2025
2. Significant Accounting Policies – (Continued)

Income recognition and expenses

Interest income is recognized on an accrual basis as earned. Dividend income is recorded on the ex-dividend date. Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board of Trustees (the “Board” and the members thereof, “Trustees”)

Investment transactions

Investment transactions are accounted for on a trade date basis. Cost of securities sold, and the related realized gains and losses are determined based on the specific identification method, generally using the highest cost basis, for financial reporting.

Valuation of Investments

The Fund computes the Fund’s net asset value (“NAV”) as of the close of business on each business day, which is any day the New York Stock Exchange (“NYSE”) is open for business and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board. The Fund’s Board oversees the valuation of the Fund’s investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”) and designated the Fund’s Investment Adviser as its valuation designee (“Valuation Designee”).

Investments in securities that are listed on the NYSE are valued, except as indicated below, at market value. Market value is generally determined on the basis of the official closing prices or the latest reported sales prices. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act.

As a general matter, to value the Fund’s investments, the Valuation Designee will use current market values when available, and otherwise value the Fund’s investments with fair value methodologies that the Investment Adviser believes to be consistent with those used by the Fund for valuing its investments. These fair value calculations will involve significant professional judgment by the Valuation Designee with the help of the Sub-Advisers in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of an investment. Likewise, there can be no assurance that the Fund will be able to purchase or sell an investment at the fair value price used to calculate the Fund’s NAV. Rather, in determining the fair value of an investment for which there are no readily available market quotations, the Fund and the Valuation Designee may consider several factors, including: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective investment; (2) comparison to the values and current pricing of investments that have comparable characteristics; (3) knowledge of historical market information with respect to the investment; (4) other factors relevant to the investment which would include, but not be limited to, collateral, duration, yield, fundamental analytical data, the treasury yield curve, and credit quality. The Valuation Designee may also consider periodic financial statements (audited and unaudited) or other information provided by the investment’s borrower. The Sub-Advisers will attempt to obtain current valuation information from the borrower to

CALLODINE SPECIALTY INCOME FUND Notes to the Financial Statements (Continued) December 31, 2025
2. Significant Accounting Policies – (Continued)

value all fair valued investments, but it is anticipated that such information could be available on no more than a quarterly basis. This is especially true as it relates to bank loans. Furthermore, the Board and the Valuation Designee may not have the ability to assess the accuracy of the valuation information from the borrowers.

The Valuation Designee will monitor the valuations of Fund investments and report any material changes in valuation to the Board. The Valuation Designee and the Board will consider, no less frequently than quarterly, all relevant information and the reliability of pricing information.

Additionally, the values of the Fund’s direct loan investments are adjusted daily based on the estimated total return that the asset will generate during the current quarter. The Investment Adviser monitors these estimates regularly and update them as necessary if macro or individual changes warrant any adjustments. The Investment Adviser seeks to evaluate on a daily basis material information about the Fund’s investments; however, for the reasons noted herein, the Investment Adviser may not be able to acquire and/or evaluate properly such information on a daily basis for certain investments. Due to these various factors, the Fund’s fair value determinations can cause the Fund’s NAV on a given day to materially understate or overstate the value of its investments. As a result, investors who purchase Shares may receive more or less Shares and investors who tender their Shares may receive more or less cash proceeds than they otherwise would receive.

Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of the Board and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement (including the Fund’s prospectus (the “Prospectus”) and the Statement of Additional Information (“SAI”)), the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying financial statements are $251,923 and $436,018, respectively. The unamortized portion of offering costs were $278,367, as included on the Statement of Assets and Liabilities.

The Investment Adviser has agreed to reimburse the Fund’s organizational costs and offering costs incurred prior to the commencement of operations of the Fund. Organizational costs are expensed as incurred. Organizational costs are subject to reimbursement by the Investment Adviser in accordance with the Fund’s expense limitation agreement discussed in Note 4. The expense reimbursement by the Investment Adviser in accordance with the Fund’s expense limitation agreement is subject to recoupment by the Investment Adviser. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 4, are accounted for as a deferred charge until Fund Shares are offered to the public and will thereafter, be amortized to expense over twelve months on a straight-line basis.

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund

CALLODINE SPECIALTY INCOME FUND Notes to the Financial Statements (Continued) December 31, 2025
2. Significant Accounting Policies – (Continued)

is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of December 31, 2025.

Distribution to Shareholders

The Fund intends to make regular quarterly distributions to its shareholders of substantially all of its income, commencing in the first full quarter of the Fund’s operations. The Fund is targeting a distribution rate of at least 8% annually of the Fund’s NAV per Share, but this amount may vary. This distribution rate is not guaranteed and may be increased to the extent of the Fund’s investment company taxable income that it is required to distribute in order to maintain its status as a RIC.

The Fund’s final distribution for each calendar year will include any remaining “investment company taxable income” and net tax-exempt interest income undistributed during the taxable year, as well as the remaining net capital gains realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt interest income and net capital gains, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets).

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

Segment Reporting

In this Reporting Period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (“Topic 280”) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s co-portfolio managers act as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its Prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the accompanying Statement of Operations.

CALLODINE SPECIALTY INCOME FUND Notes to the Financial Statements (Continued) December 31, 2025
2. Significant Accounting Policies – (Continued)

New Accounting Pronouncement

In the reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure income taxes paid disaggregated by jurisdiction. Adoption of the new standard did not materially impact financial statement disclosures and did not affect the Fund’s financial position or the results of its operations.

3. Fair Value Measurements

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3 — Inputs that are unobservable. Inputs reflect management’s best estimate of what market participants would use in pricing assets and liabilities at measurement date.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Investment Adviser’s perceived risk of that instrument.

CALLODINE SPECIALTY INCOME FUND Notes to the Financial Statements (Continued) December 31, 2025
3. Fair Value Measurements – (Continued)

The following table presents the investments carried on the Statement of Assets and Liabilities by level within the fair value hierarchy as of December 31, 2025.

Investment Type	Level 1	Level 2	Level 3	Net Asset Value	Total
Bank Loans	$—	$—	$24,640,152	$—	$24,640,152
Common Stocks	5,760,459	—	—	—	5,760,459
Corporate Bonds	—	14,969,553	—	—	14,969,553
Exchange Traded Funds	5,417,900	—	—	—	5,417,900
Partnership Shares	1,649,000	—	—	—	1,649,000
Preferred Stocks	949,620	—	—	—	949,620
Real Estate Investment Trusts	6,764,860	—	—	—	6,764,860
Warrants	—	—	116,925	—	116,925
Short-Term Investments	6,150,484	—	—	—	6,150,484
Total Investments	$26,692,323	$14,969,553	$24,757,077	$—	$66,418,953

Additional sector, industry, or geographic details, if any, are included in the Schedule of Investments.

Significant Unobservable Inputs

The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of December 31, 2025.

Investment Type	Fair Value December 31, 2025	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Bank Loans	$24,640,152	Amortized Cost	N/A	$97.12 – $99.24	$98.51
Warrants	116,925	Market Approach	Volatility	90%	N/A	(1)
Total	$24,757,077

____________

(1)    As there was no range for each significant unobservable input, weighted average is not reported.

The following table presents the changes in assets for investments that are classified in Level 3 of the fair value hierarchy for the Reporting Period:

Investment Type	August 18, 2025 Beginning Value	Purchases	Sales or Paydowns	Accretion	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	December 31, 2025 Ending Value
Bank Loans	$—	$25,030,316	$(420,863)	$26,980	$3,719	$—	$24,640,152
Warrants	—	95,809	—	—	—	21,116	116,925
Total Investments	$—	$25,126,125	$(420,863)	$26,980	$3,719	$21,116	$24,757,077

During the Reporting Period there were no transfers into or out of Level 3.

CALLODINE SPECIALTY INCOME FUND Notes to the Financial Statements (Continued) December 31, 2025
4. Agreements

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Investment Adviser. Pursuant to the Investment Advisory Agreement, the Fund pays the Investment Adviser an investment advisory fee (the “Investment Advisory Fee”) equal to an annual rate of 1.35%, computed daily and payable monthly in arrears, based upon the Fund’s average daily net assets. For the Reporting Period the Fund incurred $253,748 of Investment Advisory fees. The Investment Adviser has contractually agreed, however, to waive its Investment Advisory Fee for six months from the commencement of the Fund’s operations. This voluntary waiver of the Investment Advisory Fee is not subject to recoupment. For the Reporting Period, the Investment Adviser waived $253,748 of its Investment Advisory Fee.

Pursuant to the Investment Advisory Agreement, the Fund will also pay to the Investment Adviser an incentive fee (the “Incentive Fee”) calculated and payable in arrears in an amount equal to 15% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a hurdle rate, expressed as a rate of return on each class’s average daily net asset value (calculated in accordance with U.S. GAAP), equal to 1.50% per quarter, or an annualized hurdle rate of 6%. “Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Investment Advisory Fee, expenses payable to UMB Fund Services, Inc. (the “Administrator”) and any interest expense but excluding the Incentive Fee, any realized gains, realized capital losses or unrealized capital appreciation or depreciation. For the Reporting Period the Fund incurred $208,085 of Incentive Fee.

Pursuant to separate sub-advisory agreements among the Fund, the Investment Adviser and each Sub-Adviser, each Sub-Adviser receives a sub-advisory fee of between 0.40% and 1.08% annualized fee of the Fund’s assets managed by such Sub-Adviser, as well as a portion of the Incentive Fee attributable to those assets. The Sub-Advisers’ fees are paid by the Investment Adviser out of the Investment Advisory Fee and the Incentive Fee it receives from the Fund.

The Investment Adviser has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to ensure that total annual fund operating expenses (excluding Incentive Fees, acquired fund fees and expenses, distribution and service fees, interest and fees related to warehouse investments (as defined in the Prospectus) and leverage, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) do not exceed an annual rate of 0.75% (the “Waiver”). The Waiver is in effect for six months from the commencement of the Fund’s operations. The Waiver shall terminate automatically at the end of the six-month period unless extended by the Investment Adviser. The Waiver is not subject to recoupment.

Concurrent with the Waiver, an expense limitation and reimbursement agreement between the Investment Adviser and the Fund (the “Expense Limitation and Reimbursement Agreement”) will be in place but will be superseded by the Waiver for the first six months from the commencement of the Fund’s operations. Under the Expense Limitation and Reimbursement Agreement, the Investment Adviser has contractually agreed to limit the amount of the total annual fund operating expenses (excluding Incentive Fees, acquired fund fees and expenses, distribution and service fees, interest and fees related to warehouse investments (as defined in the Prospectus) and leverage, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) so they do not exceed 2.00% of the average daily net assets for any Class (the “Expense Limit”). For a period not to exceed three years from the date on which a waiver under the Expense Limitation and Reimbursement Agreement is made, the Investment Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in

CALLODINE SPECIALTY INCOME FUND Notes to the Financial Statements (Continued) December 31, 2025
4. Agreements – (Continued)

effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation and Reimbursement Agreement will have an initial term ending one-year from the effective date of the Fund’s registration statement and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Board. The Expense Limitation and Reimbursement Agreement may be terminated by the Fund’s Board upon thirty days’ written notice to the Investment Adviser. The Expense Limitation and Reimbursement Agreement may not be terminated by the Investment Adviser without the consent of the Board.

During the Reporting Period, the Investment Adviser reimbursed expenses totaling $606,065. As of December 31, 2025, the following amounts are subject to recoupment by the Investment Adviser by the following dates:

December 31, 2027	August 18, 2028
$128,112	$123,811

5. Other Agreements

Distribution and Services Agreement

Distribution Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the Shares of the Fund and acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund.

Fund Administration Agreement

The Fund has retained the Administrator, UMB Fund Services, Inc., to provide administrative services, and to assist with operational needs. In consideration for these services, the Fund pays the Administrator tiered fees based on the average monthly net asset value of the Fund, subject to a minimum annual fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund, and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

Custodian Agreement

UMB Bank, n.a. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub- custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the Custodian a monthly custodian fee.

CALLODINE SPECIALTY INCOME FUND Notes to the Financial Statements (Continued) December 31, 2025
5. Other Agreements – (Continued)

Compliance and Treasury Services Agreement

PINE Advisors LLC (“PINE”) provides compliance and treasury services to the Fund pursuant to service agreements. In consideration for these services, PINE is paid a monthly fee out of the assets of the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses. For the Reporting Period the Fund incurred $51,152 of Chief Compliance Officer and Principal Financial Officer fees.

Facility Agreement

Upon commencement of operations the Fund purchased four portfolio investments, having an aggregate cost of $18.7 million and an aggregate fair market value of $18.7 million pursuant to a facility agreement with an unaffiliated third party (the “Facility Agreement”). Such Facility Agreement terminated on August 18, 2025.

6. Capital Share Transactions

The Fund is authorized as a Delaware statutory trust to issue an indefinite number of Shares. The minimum initial investment in Class I Shares by any investor is $250,000. However, the Fund, in its sole discretion, may accept investments below this minimum with respect to Class I Shares.

Class I Shares are not subject to a sales charge. Shares will generally be offered for purchase on each business day at NAV per share, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund will offer shareholders the option of redeeming Shares at NAV. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all Shares outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of outstanding Shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the repurchase request deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than 100 Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund may accept the total number of Shares tendered in connection with required minimum distributions from an Individual Retirement Account (“IRA”) or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the Investment Company Act. As of December 31, 2025, an affiliated shareholder of record owned 38% of the outstanding shares of the Fund. Fund shares sold to or redeemed by all shareholder accounts are subject to quarterly repurchase offers as above.

Receivable for Fund shares sold represents amounts due from investors for subscriptions of the Fund’s shares for which the trade date has occurred but cash has not yet been received as of December 31, 2025.

During the Reporting Period, the Fund had no repurchase offers.

CALLODINE SPECIALTY INCOME FUND Notes to the Financial Statements (Continued) December 31, 2025
7. Investment Transactions

Purchases and sales of investments, excluding short-term investments, for the Reporting Period were $62,661,320 and $1,994,028, respectively.

8. Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

9. Federal Tax Information

At December 31, 2025, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$66,840,844

Gross unrealized appreciation	287,741
Gross unrealized depreciation	(709,632)
Net unrealized appreciation/(depreciation) on investments	$(421,891)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

U.S. GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal period ended December 31, 2025, no permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings.

As of December 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,493
Undistributed long-term gains	3,881
Tax accumulated earnings	8,374

Accumulated capital and other losses	—

Unrealized appreciation/(depreciation) on investments	(421,891)
Total accumulated earnings/(deficit)	$(413,517)

CALLODINE SPECIALTY INCOME FUND Notes to the Financial Statements (Continued) December 31, 2025
9. Federal Tax Information – (Continued)

The tax character of the distributions paid during the Reporting Period, were as follows:

2025
Distributions paid from:
Ordinary income	1,294,883
Net long term capital gains	4,569
Return of capital	—
Total distributions paid	$1,299,452

10. Principal Risks

Limited Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company that has limited operating history. Due to the uncertainty in all investments, there can be no assurance that the Fund will succeed in meeting its investment objectives. The Fund may not grow or maintain an economically viable size, which may result in increased Fund expenses or a determination by the Board to liquidate the Fund.

Repurchase Offers; Limited Liquidity

Although the Fund intends to implement a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the shares he or she desires to sell. Accordingly, the Fund should be considered an illiquid investment.

Non-Diversified Status

The Fund is classified as “non-diversified” under the Investment Company Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by a single corporate, economic, political or regulatory occurrence.

Illiquid Portfolio Investments

The Fund’s investments may include loans that are not registered under the Securities Act, and are not listed on any securities exchange, and lack a reliable secondary market. As such, these investments should be considered illiquid. The Fund’s overall returns may be adversely affected by the illiquid status of such investments.

Valuation Risk

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for many of the Fund’s investments to trade. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may result in more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

CALLODINE SPECIALTY INCOME FUND Notes to the Financial Statements (Continued) December 31, 2025
10. Principal Risks – (Continued)

Shareholders should recognize that valuations of illiquid assets involve various judgments and consideration of factors that may be subjective. As a result, the NAV of the Fund, as determined based on the fair value of its investments, may vary from the amount ultimately received by the Fund from its investments. This could adversely affect shareholders whose shares are repurchased as well as new shareholders and remaining shareholders.

SOFR Risk

Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York. If data from a given source required by the Federal Reserve Bank of New York to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Market and Credit Risk

The fair value of investments will generally fluctuate with, among other things, changes in prevailing interest rates, general economic conditions, the condition of certain financial markets, developments or trends in any particular industry and the financial condition of the issuer. During periods of limited liquidity and higher price volatility, the Fund’s ability to dispose of its investment at a price and time it deems advantageous may be impaired.

Debt investments are subject to credit and interest rate risk. “Credit risk” refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, subordination, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of the investment which are rated by rating agencies are often reviewed and may be subject to downgrade. “Interest rate risk” refers to the risks associated with market changes in the interest rates. Interest rate changes may affect the value of a debt instrument indirectly and directly. In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable-rate instruments also react to interest rate changes in a similar manner although to a lesser degree.

11. Commitments and Contingencies

The Fund’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements.

CALLODINE SPECIALTY INCOME FUND Notes to the Financial Statements (Continued) December 31, 2025
11. Commitments and Contingencies – (Continued)

The unfunded commitments’ fair value is included in the investments at fair value on the Statement of Assets and Liabilities. As of December 31, 2025, the Fund had the following unfunded commitments:

Investments:	Unfunded Commitments
Columbia Helicopters	$500,000
Vara Salon Suites	1,000,000
Total	$1,500,000

12. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein. Effective February 6, 2026, the Investment Adviser has contractually agreed, upon the expiration of the current management fee waiver agreement, to continue to waive the Investment Advisory Fee it would otherwise receive under the Investment Advisory Agreement until August 18, 2026. Effective February 6, 2026, the Fund has eliminated the Early Repurchase Fee (as defined in the Fund’s Prospectus) for all classes of Shares of the Fund.

Report of Independent Registered Public Accounting Firm December 31, 2025

To the Board of Trustees and Shareholders of Callodine Specialty Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Callodine Specialty Income Fund (the “Fund”) as of December 31, 2025, and the related statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights for the period August 18, 2025 (commencement of operations) through December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the period August 18, 2025 (commencement of operations) through December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 27, 2026

We have served as the Fund’s auditor since 2024.

CALLODINE SPECIALTY INCOME FUND Other Information December 31, 2025 (Unaudited)

Proxy Voting Record

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund c/o UMB Fund Services, by telephone at 1-833-701-2855 or (ii) by visiting the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1-833-701-2855 or on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available, without charge and upon request, by calling the Fund at 1-833-701-2855, or on the SEC’s website at www.sec.gov.

Tax Information

For the fiscal period ended December 31, 2025, the Fund designated $4,569 as a 20% rate gain distribution for purposes of the dividends paid deduction.

For the fiscal period ended December 31, 2025, 3.36% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund were designated as qualified dividend income.

For the fiscal period ended December 31, 2025, 2.81% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund qualified for the dividends received deduction available to corporate shareholders.

CALLODINE SPECIALTY INCOME FUND Advisory and Sub-Advisory Agreements Approval December 31, 2025 (Unaudited)

Board Consideration of the Investment Management Agreement and the Sub-Advisory Agreements

At a meeting of the Board held on December 9, 2024 (the “Meeting”), by a unanimous vote, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the investment management agreement (the “Investment Management Agreement”) between Callodine Capital Management, LP (the “Investment Manager”) and the Fund, and an investment sub-advisory agreement among the Fund, the Investment Manager, and each of the Sub-Advisers (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”). The Investment Management Agreement and the Sub-Advisory Agreements, together, are referred to herein as the Advisory Agreements.

In advance of the Meeting, the Independent Trustees requested and received materials from the Investment Manager and each Sub-Adviser to assist them in considering the approval of the Advisory Agreements. The Independent Trustees reviewed reports from third parties and Fund management about the factors described below. The Board members engaged in detailed discussion of the materials with management of the Investment Manager and the Sub-Advisers. The Independent Trustees also met separately with independent counsel to the Independent Trustees for further review of the materials. Following this session, the full Board reconvened and, after further discussion, determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement and each Sub-Advisory Agreement.

The Board did not consider any single factor as controlling in determining whether to approve the Investment Management Agreement and the Sub-Advisory Agreements, and the items described below do not encompass all of the matters considered by the Board.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by the Investment Manager and each Sub-Adviser to the Fund under the Advisory Agreements, including the selection of Fund investments. It was noted that the Investment Manager and each Sub-Adviser are affiliated entities. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Investment Manager and the Sub-Advisers, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Investment Manager and Sub-Advisers who would provide the investment advisory and/or administrative services to the Fund. The Board determined that the Investment Manager’s and the Sub-Advisers’ key personnel were well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also considered the Investment Manager’s and each Sub-Adviser’s compliance policies and procedures. The Board concluded that the overall quality of the advisory and administrative services to be provided by the Investment Manager and each Sub-Adviser was satisfactory.

PERFORMANCE

The Board considered the investment experience of the Investment Manager and the Sub-Advisers. However, because the Fund had not yet commenced operations, the Board was not able to consider Fund performance.

CALLODINE SPECIALTY INCOME FUND Advisory and Sub-Advisory Agreements Approval (Continued) December 31, 2025 (Unaudited)

FEES AND EXPENSES

The Board reviewed the proposed advisory fee rates and expected total expense ratio of the Fund. The Board compared the proposed advisory fee, incentive fee and pro-forma total expense ratio for the Fund with various comparative data, including a report containing data on other comparable funds prepared by a third-party. The Board also considered the contractual expense waivers and reimbursement agreements that the Investment Manager had agreed to implement with respect to the Fund over certain time periods.

The Board noted that the fees payable to the Sub-Advisers under the Sub-Advisory Agreements would be paid by the Investment Manager from the advisory fees and incentive fees, if applicable, that it receives from the Fund. The Board concluded that the proposed advisory fees to be paid by the Fund and pro-forma total expense ratio were reasonable and satisfactory in light of the services proposed to be provided.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund’s advisory fee and the fees to be paid by the Investment Manager to the Sub-Advisers under the Advisory Agreements. The Board noted that the Fund’s advisory and sub-advisory fees did not have breakpoints. The Board considered the Fund’s advisory fees and concluded that the fees were reasonable and satisfactory in light of the services provided. The Board determined that certain Fund expenses will benefit the most from decreases in operating expenses over time, but since the Fund had no assets, economies of scale were not present at that time.

PROFITABILITY OF ADVISER, SUB-ADVISERS AND AFFILIATES

The Board considered and reviewed pro-forma information concerning the estimated costs to be incurred and profits expected to be realized by the Investment Manager and Sub-Advisers from their relationship with the Fund. Although the Board considered and reviewed pro-forma information concerning the Investment Manager’s and Sub-Advisers’ expected profits, due to the fact that operations for the Fund had not yet commenced, the Board made no determination with respect to profitability.

ANCILLARY BENEFITS AND OTHER FACTORS

The Board also discussed other benefits to be received by the Investment Manager and Sub-Advisers from the management of the Fund, including the ability to market other funds managed by the Investment Manager and the Sub-Advisers and reputational benefits. The Board noted that the Investment Manager and Sub-Advisers did not have affiliations with the Fund’s transfer agent, administrator, custodian or distributor and therefore would not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits to the Investment Manager or Sub-Advisers.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve the Investment Management Agreement and each Sub-Advisory Agreement for an initial two-year term.

CALLODINE SPECIALTY INCOME FUND Fund Management December 31, 2025 (Unaudited)
INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE*	OTHER DIRECTORSHIPS HELD BY TRUSTEES
J. Michael Fields Year of Birth: 1973 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Independent Consultant, (June 2023 – present); Chief Operating Officer, The Strategic Group (2017 – May 2023)	5

Independent Board Member, Constitution Capital Access Fund, LLC (2022 – Present); Constitution Capital Evergreen Partnership Fund, LLC (2025 – Present); Sound Point Alternative Income Fund, (2025 – Present); Tap US

Private Equity Fund of Funds (2025 – Present); RoboStrategy Inc. (2025 – Present)

Stephen A. Mace Year of Birth: 1957 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Special General Counsel, American Life Financial Partners, LLC (a Delaware insurance holding company), and its subsidiaries (2020 – Present); President, Admiralty Advisors, LLC (2020 – Present); President, ACR Alpine Capital Research, LLC (an SEC-registered investment adviser) (2016 – 2020)	5	None
Stacy Roode Year of Birth: 1968 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Senior Vice President, Fidelity Investments (2018 – 2020); Global Transfer Agent Manager, Shareholder Services Inc. (financial services firm) (2009 – 2018); President, Oppenheimer Funds (financial services firm) (1992 – 2018)	5	Independent Board of Trustee, XD Fund Trust (2023 – Present)

CALLODINE SPECIALTY INCOME FUND Fund Management (Continued) December 31, 2025 (Unaudited)
INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE*	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Amy Small** Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President, Executive Director — Institutional Custody Business Line, Director of Institutional Banking Operations, UMB Bank, n.a; (2018 – present); Director of Finance (2016 – 2018), Director of Financial Control, Operations, and Business Development, DST Systems, Inc. (2000 – 2018)	5	None
Jay Lyons Year of Birth: 1967 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Operating Officer, Callodine Capital Management, LP (2024 – present); Independent Consultant (2023 – 2024); Chief Operating Officer, Cambridge Associates (2019 – 2023)	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception

Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 – 2017); Assistant Vice President, Client Relations Manager (2002 – 2013), each with UMB Fund Services, Inc.

				N/A	N/A
Madeline Arment Year of Birth: 1989 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Director, PINE Advisors LLC (2022-Present); Fund Controller, ALPS Fund Services, Inc., (2018 – 2022)	N/A	N/A

CALLODINE SPECIALTY INCOME FUND Fund Management (Continued) December 31, 2025 (Unaudited)
INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE*	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Amy Siefer Year of Birth: 1977 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Director of Fund CCO Services, PINE Advisors LLC (2024 – present); Vice President, Citi Fund Services Ohio, Inc. (2015 – 2024).	N/A	N/A

____________

*       The fund complex consists of the Fund, CIBC Private Lending Strategies, Megacorn Fund, Pursuit Asset-Based Income Fund, and the Redwood Private Real Estate Debt Fund.

**      Ms. Small is deemed an Interested Trustee because of her affiliation with the Fund’s Custodian.

CALLODINE SPECIALTY INCOME FUND Privacy Notice (Unaudited)

The Callodine Specialty Income Fund (the “Fund”, “we”. “our”, “us”) respects your right to privacy. We are committed to maintaining the confidentiality and integrity of nonpublic personal information. We want our investors and prospective investors to understand what information we collect and how we use it. “Nonpublic personal information” is defined as personally identifiable information about you. We do not sell your personal information, and we do not disclose it to anyone except as permitted or required by law or as described in this notice.

CONFIDENTIALITY & SECURITY

We take our responsibility to protect the privacy and confidentiality of investors’ and prospective investors’ information very seriously. We maintain appropriate physical, electronic, and procedural safeguards to guard nonpublic personal information. Our network is protected by firewall barriers, encryption techniques, and authentication procedures, among other safeguards, to maintain the security of your information. We provide this Privacy Notice to investors at the start of new relationships and annually after that. We continue to adhere to the practices described herein after investors’ accounts close. Furthermore, vendors with access to nonpublic personal information undergo an annual due diligence verification process to ensure their informational safeguards adhere to our strict standards.

WHY WE COLLECT YOUR INFORMATION

The Callodine Specialty Income Fund gathers information about our investors and their accounts to (1) know investors’ identities and thereby prevent unauthorized access to confidential information; (2) design and improve the products and services we offer to investors; and (3) comply with the laws and regulations that govern us.

HOW WE PROTECT YOUR INFORMATION

To fulfill our privacy commitment for prospective, current, and former investors, the Callodine Specialty Income Fund has safeguards in place to protect nonpublic personal information. Safeguards include, but are not limited to:

•      Policies and procedures to protect your nonpublic information and comply with federal and state regulations; and

•      Contractual agreements with third-party service providers to protect your nonpublic personal information.

INFORMATION WE COLLECT

The Callodine Specialty Income Fund is required by industry guidelines to obtain personal information about you in providing investment management services to you. We use this information to manage your account, direct your financial transactions, and provide you with valuable information about the assets we manage for you. We gather information from documents you provide to us, forms that you complete, and personal interviews. This information may include:

•      Your name, address, and social security number;

•      Proprietary information regarding your beneficiaries;

•      Information regarding your earned wages and other sources of income;

CALLODINE SPECIALTY INCOME FUND Privacy Notice (Unaudited) (Continued)

•      The composition and value of your managed portfolio;

•      Historical information we receive and maintain relating to transactions made on your behalf by the Callodine Specialty Income Fund, your custodian, or others;

•      Information we receive from your institutional financial advisor, investment consultant, or other financial institutions with whom the Callodine Specialty Income Fund has a relationship and/or with whom you may be authorized us to gather and maintain such information.

SHARING INFORMATION WITH NON-AFFILIATED THIRD PARTIES

We only disclose nonpublic investor information to non-affiliated third parties (e.g. investor’s custodian or broker) without prior investor consent when we believe it necessary to conduct our business or as required or permitted by law such as:

•        If you request or authorize the disclosure of the information;

•        To provide investor account services or account maintenance;

•        To respond to regulatory authorities, a subpoena or court order, judicial process, or law enforcement;

•        To perform services for the Fund, or on its behalf, to maintain business operations and services;

•        To help us to prevent fraud;

•        With attorneys, accountants, and auditors of the Fund;

•        To comply with federal, state, or local laws, rules, and other applicable legal requirements.

We do not sell your information and do not make any disclosure of investor nonpublic personal information to other companies who may want to sell their products or services to you.

OPT-OUT NOTICE

If, at any time in the future, it is necessary to disclose any investor personal information in a way that is inconsistent with this notice, the Callodine Specialty Income Fund will provide you with proper advanced notice of the proposed disclosure so that you will have the opportunity to either opt-in or opt-out of such disclosure, as required by applicable law.

If you have any questions about this Privacy Notice, please contact the Callodine Specialty Income Fund at 1-833-701-2855.

Investment Adviser Callodine Capital Management, LP Two International Place, Suite 1830 Boston, MA 02110	Transfer Agent/Administrator UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212
Sub-Adviser Thorofare, LLC 100 N. Pacific Coast Highway, Suite 2050 El Segundo, CA 90245	Sub-Adviser Rand Capital Management, LLC 14 Lafayette Square, Suite 1405 Buffalo, NY 14203
Sub-Adviser Manning & Napier Advisors, LLC 290 Woodcliff Drive Fairport, NY 14450	Sub-Adviser Callodine Credit Management, LLC 545 Boylston Street, 10th Floor Boston, MA 02116
Custodian Bank UMB Bank, N.A. 1010 Grand Boulevard Kansas City, MO 64106	Distributor Distribution Services, LLC 190 Middle Street, Suite 301 Portland, ME 04101
Independent Registered Public Accounting Firm PricewaterhouseCoopers, LLP 101 Seaport Boulevard Boston, MA 02210	Fund Counsel Faegre Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996

(b) There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the “1940 Act"), that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2.  Code of Ethics.

The Callodine Specialty Income fund (the “Registrant”) has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no material amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is included as Exhibit 19(a)(1).

Item 3.  Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that J. Michael Fields and Stephen Mace are qualified to serve as the audit committee financial experts serving on its audit committee (the “Audit Committee”) and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees for professional services by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements during the fiscal period ended December 31, 2025 were as follows:

Fiscal period ended December 31, 2025: $175,000

(b) Audit-Related Fees. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees.”

Fiscal period ended December 31, 2025: $0

(c) Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal period ended December 31, 2025: $20,000

(d) All Other Fees. These are aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

Fiscal period ended December 31, 2025: $0

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal period ended December 31, 2025 that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal period ended December 31, 2025, of the Registrant was $0.

(h) The Registrant’s Audit Committee of the Board has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b) Not applicable.

Item 7.  Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.  Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.  Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.  Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement Regarding Basis for Approval of Investment Management Agreement and Sub-Advisory Agreements is included as part of the report to shareholders filed under Item 1(a) of this Form.

Item 12.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting Policy and Procedures

The Callodine Specialty Income Fund (the “Fund”) has adopted the following Proxy Voting Policy and Procedures (the “Fund’s Policy”), as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of the Fund’s shareholders.

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund and its shareholder’s investments. The Sub-Advisers, with Adviser oversight, will seek to ensure that proxies are voted in the best interests of the Fund and its shareholders except where the Fund may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

Delegation of Proxy Voting to the Sub-Advisers

The Sub-Advisers, with Adviser oversight, shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Adviser and Sub-Advisers conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

Disclosure of Proxy Voting Policy and Procedure in the Fund’s Statement of Additional Information (“SAI”) and Annual Report to Shareholders

The Fund shall include in annual report to shareholders on Form N-CSR, and in any SAI filed with the Securities and Exchange Commission (“SEC”) a summary of the Proxy Policy. In lieu of including a summary of policy, the Fund may include the policy in full.

Material Conflicts of Interest

If (i) the Adviser or Sub-Advisers knows that a vote presents a material conflict between the interests of: (a) shareholders of the Fund, and (b) the Adviser, the Sub-Advisers, or any of its affiliated persons; and (ii) the Adviser or Sub-Advisers propose to vote on the particular issue in the manner not prescribed by its Proxy Policy, then the Adviser or Sub-Adviser will follow the material conflict of interest procedures set forth in the Adviser or Sub-Advisers Proxy Policy when voting such proxies.

Adviser and Fund CCO Responsibilities

The Fund has delegated proxy voting authority with respect to the Fund’s portfolio securities to the Sub-Advisers, with Adviser oversight, as set forth above. Consistent with this delegation, the Adviser and Sub-Advisers are responsible for the following:

•	The Adviser and Sub-Advisers must implement written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the voting of portfolio securities is in the best interest of shareholders of the Fund.
•	At least annually, the Adviser and Sub-Advisers will provide a summary of the material changes made to their Proxy Policies. These changes, and a redlined copy of such Proxy Policies, as applicable, shall be provided to the Board and to the Fund CCO.

•	The Adviser and Sub-Advisers shall provide the Board and the Funds’ CCO a summary of any material changes made to a proxy policy, and a redlined copy of such Proxy Policy as applicable.
•	The Adviser CCO shall review each applicable Proxy Policy, including its own, at least annually to ensure compliance with Rule 206(4)-6 under the Advisers Act and confirm each appear reasonably designed to ensure that the Adviser and/or Sub-Adviser votes portfolio securities in the best interest of shareholders of the Fund.

On a quarterly basis, the Funds’ CCO shall request confirmation from the Adviser and Sub-Advisers that any proxy votes for the Fund were handled in compliance with the Proxy Policies.

Review Responsibilities

The Adviser or Sub-Advisers may retain a third-party proxy-voting service to coordinate, collect, and maintain all proxy-related information.

If the Adviser or Sub-Advisers retains a third-party proxy-voting service, the Adviser and/or Sub-Advisers will oversee the services and will inquire with the service provider to confirm, at least annually, that any proxy votes for the Fund were voted in compliance with the Proxy Policies.

Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will file its complete proxy voting record with the SEC on Form N-PX annually by August 31 of each year.

The Fund’s Administrator will be responsible for the oversight and completion of the filing of Form N-PX with the SEC. The Fund’s Administrator will file Form N-PX for each twelve-month period ended June 30, and the filing for each year will be made with the SEC on or before August 31 of that year.

The Fund shall make available to shareholders, on its website and upon request, the record of how the Fund voted proxies relating to portfolio securities held by the Fund.

Recordkeeping

Documentation of all votes for the Fund will be maintained by Sub-Advisers and may be retained through a third-party proxy voting service, if applicable.

Adopted: December 9, 2024

Updated: March 13, 2025

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(l) Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

The Portfolio Managers

The personnel of the Investment Adviser and the Sub-Advisers who will have primary responsibility for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”) are:

Investment Adviser: James Morrow and Gene Martin are the Co-Portfolio Managers for the Fund and are responsible for the management of the Fund’s portfolio, including the allocation of capital to the Sub-Advisers. Mr. Morrow manages the Fund’s Yielding Equity Securities sub-strategy and Mr. Martin manages the Fund’s Asset-Based Lending strategy, as described below.

Callodine Credit Management, LLC: Subject to the oversight of the Investment Adviser’s portfolio management team, Gene Martin is Portfolio Manager for the Fund’s Asset-Based Lending sub-strategy.

Manning & Napier Advisors, LLC: Subject to the oversight of the Investment Adviser’s portfolio management team, Marc Bushallow is Portfolio Manager for the Fund’s High Yield Debt sub-strategy.

Rand Capital Management, LLC: Subject to the oversight of the Investment Adviser’s portfolio management team, Scott Barfield and Steven Brannon are Portfolio Managers for the Fund’s Direct Lending sub-strategy. Subject to the oversight of the Investment Adviser’s portfolio management team, Winston Black is Portfolio Manager for the Fund’s Life Sciences Finance sub-strategy.

Thorofare, LLC: Subject to the oversight of the Investment Adviser’s portfolio management team, Brendan Miller and Kevin Miller are Portfolio Managers for the Fund’s Real Estate Lending sub-strategy.

James Morrow

Mr. Morrow is the Co-Portfolio Manager of the Fund and manages the Fund’s Yielding Equity Securities sub-strategy. Mr. Morrow is the founder of the Investment Adviser and has been its portfolio manager and Chief Investment Officer (CIO) since its inception in 2018. He is also the CEO of Callodine Group, which is the parent entity of the Investment Adviser and each Sub-Adviser. Mr. Morrow spent nineteen (19) years at Fidelity Investments (FMRCo) (“Fidelity”) where at peak he managed $45 billion of assets across multiple equity-income strategies. He announced his retirement in February 2017 and remained with the firm through January 2018 as he transitioned all portfolio management responsibilities to his successors. In his role as a portfolio manager at Fidelity, Mr. Morrow managed a wide array of funds, the largest of which include Fidelity Series Equity-Income Fund, Fidelity Equity-Income Fund, Fidelity Advisor Equity-Income Fund, VIP Equity-Income Portfolio, Fidelity Equity-Income Strategy SMA, U.S. Dividend and Fidelity Advisor Diversified Stock Fund. In addition, he was a member of the three-person investment team on Fidelity Multi-Asset Income Fund and Fidelity Tactical High Income Fund. Mr. Morrow joined Fidelity Investments as an equity research analyst following the broadcasting and wireless towers industries in 1999. During his time as an Analyst, Mr. Morrow managed Select Technology Portfolio, Select Electronics Portfolio and Select IT Services Portfolio. Before serving as an equity research summer intern with Fidelity in 1998, Mr. Morrow worked as a distressed debt analyst for Chase Manhattan Bank from 1995 to 1997. Mr. Morrow earned his Master of Business Administration degree from the University of Chicago and his Bachelor of Science degree in finance from the University of Buffalo.

Gene Martin

Mr. Martin is the Co-Portfolio Manager of the Fund and manages the Fund’s Asset-Based Lending sub-strategy. Mr. Martin serves as the President & Chief Executive Officer (CEO) of Callodine Credit Management, LLC, and is responsible for leading and growing its asset-based lending business. Prior to serving as President & CEO of Callodine Credit Management, LLC beginning in 2020, Mr. Martin filled the same role at the company’s predecessor firm, Gordon Brothers Finance Company (GBFC) since 2016. He is a senior, global capital markets and credit investment professional with over 31 years of experience in leveraged credit spanning from regional, middle-market companies to global enterprises. Prior to joining GBFC, Mr. Martin was the Co-Head of Global Leveraged and Acquisition Finance at Morgan Stanley where he was also a senior member of the firm’s Capital Commitments Committee and served as Chairman of Morgan Stanley’s High Yield Underwriting Committee. Before his ten-year tenure at Morgan Stanley, Mr. Martin was a Managing Director in Leveraged Finance at Donaldson, Lufkin and Jenrette (DLJ) and Credit Suisse First Boston. Mr. Martin also previously worked as a Vice President in Bank of America’s Financial Sponsors Group and as an Assistant Vice President and Credit Analyst/Officer at Shawmut Bank. Mr. Martin earned his Bachelor of Science degree from the University of Connecticut and subsequently received his Master of Business Administration degree from the University of Connecticut School of Business. He is a Chartered Financial Analyst (CFA).

Marc Bushallow

Mr. Bushallow manages the Fund’s High Yield Debt sub-strategy and is the Managing Director of Fixed Income Group at Manning & Napier Advisors, LLC. As the Managing Director of Fixed Income Group, he works on economic overviews and the top-down positioning of the firm’s fixed income portfolios. He oversees the firm’s high-yield, non-traditional, and core fixed income strategies, and is also a member of the firm’s Investment Policy Group. In addition, Marc is a member of the firm’s Executive Committee, which is responsible for the strategic management and vision of the firm. Prior to becoming Managing Director, Marc was a Senior Analyst in the Fixed Income Group, concentrating on analysis of below investment-grade corporate bonds. He also spent some time at the firm as an Assistant performing quantitative and macroeconomic research. Marc joined Manning & Napier in 1999 and left to pursue a master’s degree in 2002, returning to the firm in 2008. Before returning to Manning & Napier, Marc spent four years at Barclays Capital, gaining sell-side experience requiring the evaluation and recommendation of high-yield credit, including both cash and derivative products. He acquired and applied detailed understanding of new issue syndication, trading, bond structure and covenants.

Scott Barfield

Mr. Barfield co-manages the Fund’s Direct Lending sub-strategy and serves as Co-CEO and Managing Director at Rand Capital Management, LLC. He has served as a portfolio manager at Rand Capital Management, LLC and a predecessor firm since 2020 and is responsible for the origination, execution, monitoring, and realization of investments. With more than 20 years’ experience working with middle market companies, Mr. Barfield has executed M&A, capital raise, and principal investment transactions. Mr. Barfield previously was a Managing Director at BlueArc Mezzanine Partners from 2016-2020. Prior to joining BlueArc Mezzanine Partners, Mr. Barfield was a Principal in the debt investment arm of H.I.G. Capital, a $18 billion private equity and debt investment firm. Prior to H.I.G. Capital, he was a Partner at Nancy Creek Capital, a mezzanine debt fund focused on the lower middle market. Prior to Nancy Creek Capital, Mr. Barfield worked within the Investment Banking group of Wachovia Securities where he worked within various M&A and debt capital market groups, including private equity and mezzanine placement, high yield, investment grade senior notes, and origination. Prior to Wachovia Securities, he began his career at Ernst & Young. He has a Bachelor of Science degree in Business Administration and a Master of Accounting degree, both from the Kenan-Flagler Business School at University of North Carolina at Chapel Hill.

Steve Brannon

Mr. Brannon co-manages the Fund’s Direct Lending sub-strategy and serves as a Managing Director at Rand Capital Management, LLC. He has served as a portfolio manager at Rand Capital Management, LLC and a predecessor firm since 2020 and is responsible for the origination, execution, monitoring, and realization of investments. Mr. Brannon has more than 20 years of experience in a variety of roles working with middle market companies, including mezzanine and private equity investing, direct operating, investment banking, commercial lending, and business valuation consulting. Prior to joining Rand Capital Management, LLC and its predecessor firm, Mr. Brannon was a Managing Director at BlueArc Mezzanine Partners from 2016 to 2020. From 2006 until joining BlueArc Mezzanine Partners, he was a Partner at Nancy Creek Capital, a mezzanine debt fund focused on the lower middle market. From 2002 to 2006, he was an owner and operator of Action Air, LLC, a privately held restaurant equipment and services company. Prior to Action Air, Mr. Brannon worked in the Investment Banking Group at Raymond James & Associates, where his activities included executing public and private capital raises, mergers and acquisitions transactions, and strategic advisory assignments. Prior to receiving his MBA, Mr. Brannon spent two years in the Business Valuation Group at KPMG Peat Marwick. He also spent over two years in the Commercial Banking Group at NationsBank. Mr. Brannon holds a Bachelor of Business Administration from the University of Georgia and a Master of Business Administration degree with concentrations in finance and accounting from the University of Chicago Booth School of Business.

Winston Black

Mr. Black manages the Fund’s Life Sciences Finance sub-strategy and serves as Head of Life Sciences Finance Strategy at Rand Capital Management, LLC. Mr. Black has over 25 years of investment and operations experience and has been active in the life sciences finance space since 2005. Prior to Rand Capital Management, LLC, Mr. Black co-founded and executed a similar life sciences finance strategy at SWK Holdings from 2012-2022, serving in the capacity of Chief Executive Officer and Chairman. Prior to that, Mr. Black was a Co-Founder and Investment Principal at PBS Capital Management, where he was focused on originating and investing in structured, asset-based transactions in the biotech, pharmaceutical and medical device space. Additionally, Mr. Black worked for Highland Capital Management from 2007-2009, where he managed a $2.3 billion portfolio of healthcare leveraged loans, high-yield bonds, distressed debt, public and private equity and pharmaceutical royalties, and prior to that worked at a biotech hedge fund in New York City. Mr. Black began his career in investment banking. Mr. Black earned Master of Business Administration degrees from the Columbia Business School and London Business School, and Bachelor of Arts degree in economics at Duke University.

Brendan Miller

Mr. Miller co-manages the Fund’s Real Estate Lending sub-strategy and is the Chief Investment Officer (“CIO”) of Thorofare Capital, LLC and has been with the firm since 2011, months after its inception. As the CIO, he leads the company’s investment committee and is directly responsible for overseeing the underwriting and due diligence processes, approval of the credit structure for each of the firm’s investments, supervision of asset management activities and the development of and adherence to the firm’s investment strategy. With over 20 years of experience in commercial real estate, first at Cushman & Wakefield and then managing The Walt Disney Company’s Asia Pacific real estate portfolio out of Hong Kong, Mr. Miller’s diverse background and real estate aptitude provide Thorofare Capital, LLC with the expertise needed to successfully execute each of its investment strategies. Mr. Miller is an alumnus of The University of Arizona and Loyola High School of Los Angeles.

Kevin Miller

Mr. Miller co-manages the Fund’s Real Estate Lending sub-strategy and is the Chief Executive Officer and founding member of Thorofare Capital, LLC and has been responsible for establishing the foundation of the firm’s core investment philosophy since its inception in 2010. Under his leadership, Thorofare Capital has launched a series of private discretionary credit funds as well as institutional joint ventures and separate accounts. As CEO, Mr. Miller is responsible for the oversight of all aspects of the firm and is embedded in the capital formation and execution of each strategy the firm undertakes. Mr. Miller graduated from University of Southern California where he received a Bachelor of Arts in economics.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest

The table below includes details about the type, number, and assets under management for the various types of other accounts, managed by the Portfolio Managers and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts. The information is as of December 31, 2025.

	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)

1. James Morrow	Registered Investment Companies:	2	$290.58	0	$0
	Other Pooled Investment Vehicles:	2	$562.58	1	$511.56
	Other Accounts:	8	$467.89	7	$445.08
2. Gene Martin	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	2	$437.94	2	$437.94
	Other Accounts:	0	$0	0	$0
3. Marc Bushallow	Registered Investment Companies:	10	$3210.4	0	$0
	Other Pooled Investment Vehicles:	4	$811.72	0	$0
	Other Accounts:	3230	$9793	1	$599.47
4. Scott Barfield	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	2	$61.01	2	$61.01
	Other Accounts:	0	$0	0	$0
5. Steven Brannon	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	2	$61.01	2	$61.01
	Other Accounts:	0	$0	0	$0
6. Winston Black	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0
7. Brendan Miller	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	2	$964.18	2	$964.18
	Other Accounts:	0	$0	0	$0
8. Kevin Miller	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	2	$964.18	2	$964.18
	Other Accounts:	0	$0	0	$0

Conflicts of Interest

The Investment Adviser, the Sub-Advisers, and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Adviser, the Sub-Advisers, or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser and the Sub-Advisers seek to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Adviser, the Sub-Advisers, or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser and the Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser and Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager

As of December 31, 2025, each Portfolio Manager is expected to be compensated through a combination of salary and bonus. Salary adjustments have historically been driven by cost-of-living changes, though salary adjustments may also be influenced by overall firm performance, including fund performance. Bonus determinations are expected to be tied, in part, to asset values or performance of the Fund given that it may influence overall profitability of the Investment Adviser and the Sub-Advisers.

(a)(4) Disclosure of Securities Ownership

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Funds as of December 31, 2025.

Name of Portfolio Manager:	Dollar Range of Shares Beneficially Owned by Portfolio Manager:
James Morrow	None
Gene Martin	None
Marc Bushallow	None
Scott Barfield	None
Steven Brannon	None
Winston Black	None
Brendan Miller	None
Kevin Miller	None

(b) Not applicable.

Item 14.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

Item 15.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16.  Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Fund has not engaged in security lending activities.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable

(b) Not applicable

Item 19.  Exhibits.

(a) (1)	Code of ethics. Filed herewith.

(a) (2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 by the registered national securities exchange or registered national securities association upon which the Registrant’s securities are listed. Not applicable.

(a) (3)	Certifications required pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (4)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(a) (5)	There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Callodine Specialty Income Fund

/s/ Jay Lyons
By: Jay Lyons
President & Principal Executive Officer
March 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Jay Lyons
By: Jay Lyons
President & Principal Executive Officer
March 9, 2026

/s/ Madeline Arment
By: Madeline Arment
Treasurer & Principal Financial Officer
March 9, 2026